UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

U.S. MICRO CAP FUND	U.S. SYSTEMATIC LARGE CAP GROWTH FUND

GLOBAL SELECT FUND	U.S. EMERGING GROWTH FUND

INTERNATIONAL GROWTH FUND	INTERNATIONAL GROWTH OPPORTUNITIES FUND

U.S. SMALL CAP VALUE FUND	U.S. CONVERTIBLE FUND

INTERNATIONAL SYSTEMATIC FUND	U.S. HIGH YIELD BOND FUND

EMERGING MARKETS FUND	INTERNATIONAL ALL CAP GROWTH

U.S. SYSTEMATIC MID CAP GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 13, 2007
600 WEST BROADWAY, 30th Floor
SAN DIEGO, CALIFORNIA 92101

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Trust"), will be held on August 13, 2007 at the Trust's offices at 600 West Broadway, 30th Floor, San Diego, California 92101, at 8:00 a.m., San Diego time, for the following purposes:

1. A proposal to elect three Trustees to serve until their successors are duly elected and qualified; and

2. To consider any other business that may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on May 31, 2007 are entitled to vote at the Meeting and any adjournment thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER PRESENT AT THE MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE IT.

By Order of the Board of Trustees,

Charles H. Field Jr., Secretary

San Diego, California
July 12, 2007

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

U.S. MICRO CAP FUND	U.S. SYSTEMATIC LARGE CAP GROWTH FUND

GLOBAL SELECT FUND	U.S. EMERGING GROWTH FUND

INTERNATIONAL GROWTH FUND	INTERNATIONAL GROWTH OPPORTUNITIES FUND

U.S. SMALL CAP VALUE FUND	U.S. CONVERTIBLE FUND

INTERNATIONAL SYSTEMATIC FUND	U.S. HIGH YIELD BOND FUND

EMERGING MARKETS FUND	INTERNATIONAL ALL CAP GROWTH

U.S. SYSTEMATIC MID CAP GROWTH FUND

600 WEST BROADWAY
SAN DIEGO, CALIFORNIA 92101

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 13, 2007

This Proxy Statement contains the information you should know before voting on the proposals summarized below.

The Trust will furnish, without charge, a copy of its most recent Annual Report to any shareholder upon request. Shareholders who want to obtain a copy of the Trust's Annual Report should direct all requests to the attention of the Trust, at the address listed above; or call toll free at (800) 551-8043.

INTRODUCTION

This Proxy Statement is furnished to shareholders of the Trust in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees (the "Board") of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Trust"), to be voted at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on August 13, 2007 at 8:00 a.m., San Diego time at 600 West Broadway, 30th Floor, San Diego, California 92101, or any adjournment thereof. This Notice of Special Meeting and Proxy Statement are first being mailed to shareholders on or around July 12, 2007. As discussed more fully below, shareholders of the Trust are being asked to vote on a proposal to elect three Trustees of the Trust. The Board knows of no business other than the election of the Trustees that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The cost of the proxy solicitation, including any supplemental solicitation, will be borne by the Trust.

PROPOSAL: ELECTION OF TRUSTEES

Shareholders of the Trust are being asked to elect three Trustees to the Board. The Board has nominated Bradford K. Gallagher, Steven Grenadier and Arthur B. Laffer (the "Nominees") for election as Trustee. The Board believes that each of the Nominees would be responsible and able Trustees. In reaching this determination, the Board considered the professional demeanor and accomplishments of the Nominees, as described further below:

•  Bradford K. Gallagher. Mr. Gallagher's career spans 30 years in the securities industry as a developer and founder of several well-known and successful enterprises. Most recently, he founded Spyglass

Investments LLC, a private investment vehicle, in 2001. Mr. Gallagher also founded Cypress Holding Company, and was the President and CEO of CypressTree Investment Management Company and the North American Funds. Previously, he was the president of Allmerica Financial Life Insurance & Annuity Company. Mr. Gallagher was a Managing Director at Fidelity Investments, where he founded that firm's institutional business. Under his stewardship, Fidelity's institutional assets under management grew from $100 million to over $100 billion. Mr. Gallagher earned a B.S. in Economics from Seton Hall University. He has served as a director or trustee of several entities in the investment management industry, including mutual funds. Mr. Gallagher is currently a director of Anchor Point, Inc. (a high tech company), and a trustee of The Common Fund.

•  Steven Grenadier. Dr. Grenadier is the William F. Sharpe Professor of Financial Economics at Stanford University's Graduate School of Business, and the past Chairman of the Business School's Finance Department. He teaches portfolio management and financial economics to graduate students, and has published numerous scholarly articles on a variety of financial topics. Dr. Grenadier is also a Research Associate at the National Bureau of Economic Research, and a consultant to several entities including Financial Engines, Inc. Additionally, he is Editor of the Journal of Real Estate Finance and Economics and Associate Editor of Journal of Economic Dynamics and Control. Dr. Grenadier earned a Ph.D. in Business Economics from Harvard University. He earned a B.S. from the University of California at Berkeley. Dr. Grenadier is an independent Trustee of E*Trade Funds.

•  Arthur B. Laffer. Dr. Laffer is the founder and chairman of Laffer Associates, an economic research and consulting firm. He is a founding member of the Congressional Policy Advisory Board, and has held several distinguished positions in government, including membership on President Reagan's Economic Policy Advisory Board, and Chief Economist at the Office of Management and Budget. Dr. Laffer has held professorships at Pepperdine University, the University of Southern California, and the University of Chicago. He is widely published and has received several awards for his economic work. Dr. Laffer received a B.A. in economics from Yale University, and an MBA and a Ph.D. in economics from Stanford University. He serves on the boards of several companies and organizations, including Oxigene, Inc., and MPS Group, Inc.

If elected, Bradford K. Gallagher and Steven Grenadier would become Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") (each, an "Independent Trustee"). If elected, Arthur B. Laffer would become a Trustee who is an "interested person" as defined in the Investment Company Act (an "Interested Trustee"). The Board is currently comprised of five Trustees, four of whom are Independent Trustees and all of whom have been elected by shareholder vote (rather than appointed by Trustees). If the three Nominees are elected, the Board would be comprised of eight Trustees, six of whom would be Independent Trustees. Accordingly, while the Board currently satisfies relevant fund governance standards necessary to take advantage of certain exemptive rules under the Investment Company Act, it would continue to do so if the three Nominees are elected, even if those standards are subsequently increased to require that at least 75% of the Trustees be Independent Trustees.

The Board's Nominating Committee, consisting of the current Independent Trustees, reviewed the profile of several potential candidates for the new Independent Trustees and the new Interested Trustee, and recommended Bradford K. Gallagher, Steven Grenadier and Arthur B. Laffer as Nominees. Bradford K. Gallagher and Steven Grenadier were recommended to serve as Independent Trustees by other Independent Trustees. Arthur B. Laffer was recommended to serve as an Interested Trustee by Nicholas-Applegate Capital Management, the Trust's investment adviser (the "Investment Adviser"). Arthur B. Laffer would be considered an Interested Trustee by reason of consulting services he provides to the Investment Adviser. Upon the recommendation of the Nominating Committee, the Board nominated the three Nominees at a meeting held on May 11, 2007. All of the Nominees have consented to serve as Trustees. The Board knows of no reason why the Nominees will become unavailable for election as Trustee, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Board may recommend. None of the Trustees are related to one another.

Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the Trust voted in person or by proxy at the Meeting, if a quorum is present.

VOTING INFORMATION

The close of business on May 31, 2007 has been fixed as the record date (the "Record Date") for determining shareholders who are entitled to notice of and to vote at the Meeting. Shareholders as of the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. Each share will be weighted based on the ratio its interest in the Trust bears to the interest of all shareholders. As of the Record Date, each series of the Trust (each a "Fund," collectively the "Funds") or each class of a Fund had the following number of shares outstanding:

Fund	Shares
GLOBAL SELECT I	4,052,508.630
GLOBAL SELECT II	4,881,755.187
INTERNATIONAL GROWTH I	674,318.771
INTERNATIONAL GROWTH R	106,553.799
INTERNATIONAL GROWTH II	2,344,029.875
INTERNATIONAL GROWTH OPPORTUNITIES	1,927,076.510
INTERNATIONAL GROWTH OPPORTUNITIES II	1,275,376.053
INTERNATIONAL GROWTH OPPORTUNITIES III	81,638.425
INTERNATIONAL GROWTH OPPORTUNITIES IV	1,212,004.719
U.S. SYSTEMATIC LARGE CAP GROWTH I	46,911.301
U.S. SYSTEMATIC LARGE CAP GROWTH R	313,116.875
U.S. SYSTEMATIC LARGE CAP GROWTH II	511,928.294
U.S. EMERGING GROWTH I	59,969.899
U.S. EMERGING GROWTH R	258,118.408
U.S. MICRO CAP I	5,517,067.665
U.S. MICRO CAP II	174,406.349
U.S. SMALL CAP VALUE I	2,849,929.057
U.S. SMALL CAP VALUE II	2,150.904
U.S. CONVERTIBLE I	1,603,152.073
U.S. CONVERTIBLE II	323,547.783
U.S. CONVERTIBLE IV	3,980,575.423
U.S. HIGH YIELD BOND I	5,961,788.753
U.S. HIGH YIELD BOND II	2,816,895.700
U.S. SYSTEMATIC MID CAP GROWTH I	242,053.026
U.S. SYSTEMATIC MID CAP GROWTH II	1,632,189.959
INTERNATIONAL SYSTEMATIC I	290,682.353
INTERNATIONAL SYSTEMATIC II	928,923.178
INTERNATIONAL SYSTEMATIC III	3,410,857.089
INTERNATIONAL ALL CAP I	1,652,350.490
EMERGING MARKETS I	41,462.979
EMERGING MARKETS II	3,061,606.382

Appendix A lists those shareholders who, as of the Record Date, owned more than 5% of the outstanding shares of a class of the Funds.

Proxies may be voted by completing, dating and signing the enclosed proxy card, and returning it in the envelope provided, over the Internet or over the telephone (following the instructions on the enclosed proxy card), or in person at the meeting. When the Trust records proxies through the Internet or over the telephone, it will use procedures reasonably designed to authenticate shareholders' identities, allow shareholders to authorize the voting of their shares in accordance with their instructions and confirm that their instructions have been properly recorded. Shareholders voting via the Internet or telephone should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Holders of one-third of the interests in the Trust, present in person or represented by proxy, constitute a quorum for the transaction of business with respect to any proposal. If a quorum is present at the Meeting, an affirmative vote of the shareholders present, in person or by proxy, holding more than 50% of the interests in the Trust constitutes the action of the shareholders. In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal or in favor of an adjournment and will vote those proxies required to be voted against the proposal or against the adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement, if applicable, prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Each Nominee will be elected to the Board if he receives the approval of a majority of the votes of the Trust represented at the Meeting, provided that at least a quorum is represented in person or by proxy. The election of Trustees is determined by the votes received from shareholders of the entire Trust without regard to whether a majority of shares of any one Fund votes in favor of a particular Nominee or all Nominees as a group. If you elect to withhold authority for any Nominee(s), you may do so by indicating the name(s) of only the Nominee(s) that you intend to vote for on the proxy card, as further explained on the proxy voting card itself.

Shares of the Trust represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST the proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will NOT be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect in determining whether a proposal has been adopted by 50% or more of the Trust's shares present at the Meeting, if more than one-third of the outstanding shares (excluding the "broker non-votes") of the Trust are present or represented.

INFORMATION ABOUT TRUSTEES AND PRINCIPAL OFFICERS

The business of the Trust is managed by the Board of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Board. Information pertaining to the Trustees, Nominees and Officers of the Trust are set forth in the following tables. Three of the Trust's officers, one of whom is also a Trustee of the Trust, are also officers of the Investment Adviser, or officers of Nicholas-Applegate Securities (the "Distributor"). Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists of the Trust and any other investment companies managed by Nicholas-Applegate Capital Management. In the most recently completed fiscal year, the Board held four regular meetings.

The names, addresses and ages of the Trustees, Nominees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

NAME ADDRESS(1) AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE
INDEPENDENT TRUSTEE NOMINEES:

Bradford K. Gallagher (63)	Nominee	N/A	Developer and Founder, Spyglass Investments LLC (private investment vehicle) (since 2001).	N/A	Director, Anchor Point, Inc. (high tech company); Trustee, The Common Fund.

Steven Grenadier (42)	Nominee	N/A	William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006).	N/A	Trustee, E*Trade Funds (since 1999).

INDEPENDENT TRUSTEES:

George F. Keane (77)	Chairman of the Board (since 2004) and Trustee	Since May 1999	President Emeritus and founding Chief Executive Officer, The Common Fund (1971-1993); and Endowment Advisors (1987-1993) (organizations that provide investment management programs for colleges and universities).	13	Director, Longview Oil & Gas (since 2000); Director, Universal Stainless & Alloy Products Inc. (1994-2007); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee, Nicholas-Applegate Mutual Funds (1994-2007).

Walter E. Auch (86)	Trustee	Since May 1999	Retired; prior thereto, Chairman and CEO of Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.	13	Trustee, LLBS Funds (since 1994) and Brinson Supplementary Trust (since 1997); Director, Thompson Asset Management Corp (1987-1999); Director, Smith Barney Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (1994-2001); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund (1989-2002) and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since 1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

NAME ADDRESS(1) AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE
Darlene DeRemer (51)	Trustee	Since May 1999	Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director, New River E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women's Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.	13	Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Director, King's Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Bramwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Director's Council – Advisory Board; Board Member – Chatman Partners; Board Member – X-shares LLC.

John J. Murphy (63)	Trustee	Since September 2005	Founder and senior principal, Murphy Capital Management.	13	Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies (retired); Smith Barney Consulting Group; Director, Legg Mason Equity Funds.

INTERESTED NOMINEE:

Arthur B. Laffer (66)	Nominee	N/A	Founder, Chairman and CEO – Laffer Associates (economic research and consulting firm) (since 1979); Chairman – Laffer Advisors; CEO – Laffer Investments; Member, Congressional Policy Advisory Board.	N/A	Below is a listing of public directorships. In addition Dr. Laffer serves on the boards of a variety of private companies. Director, Oxigene Inc.; Director, MPS Group, Inc.

INTERESTED TRUSTEE:

Horacio A. Valeiras (48)	President & Trustee	Since August 2004	Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of International Strategies,Credit Suisse First Boston.	13	Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

NAME ADDRESS(1) AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE
PRINCIPAL OFFICERS

Charles H. Field, Jr. (52)	Secretary and Chief Compliance Officer	Since May 2002	Managing Director (Since 2007) and General Counsel, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004), Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).	13

Deborah A. Wussow (47)	Treasurer and Assistant Secretary	Since August 2006	Vice President and Director, Nicholas-Applegate Capital Management LLC (since 2005); Manager, Nicholas-Applegate Capital Management LLC (since 1995).	13

(1)  Unless otherwise noted, the address of the Trustees, Nominees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101.

(2)  Each Trustee serves for an indefinite term, until her or his successor is duly elected and qualified.

Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $24,000 for services rendered as a Trustee of the Trust, $1,500 for each meeting attended ($500 per Committee meeting and $1,500 per in person special meeting attended). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2007 to the Trustees who are not affiliated with the Investment Adviser, and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex." The Trust has no retirement or pension plan for its Trustees.

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND TRUST COMPLEX PAID TO TRUSTEE
Walter E. Auch	$25,500	None	N/A	$25,500	(13*)
Darlene DeRemer	$25,000	None	N/A	$25,000	(13*)
George F. Keane	$33,000	None	N/A	$33,000	(13*)
John J. Murphy	$25,500	None	N/A	$25,500	(13*)

  *Indicates total number of funds in Trust complex.

STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with the governance of the Trust—Audit Committee, Contract Committee and Nominating Committee.

The Audit Committee, chaired by Mr. Keane, consists of all of the Independent Trustees. If elected as Trustees by shareholders, it is expected that both Mr. Gallagher and Dr. Grenadier would serve on the Audit Committee. The Board has determined that at least one member of the Audit Committee is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "SEC"). The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of the Funds, and the

Fund's Investment Adviser, administrator(s) and other key service providers (other than the independent registered public accounting firm ("Independent Auditors"))) is primarily responsible for the preparation of the financial statements of each Fund, and the Independent Auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the Investment Company Act), and the Independent Auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting a Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: i) oversee the Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an Independent Auditor for the Funds prior to the engagement of such Independent Auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its Independent Auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's Independent Auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee met three times during the fiscal year ended March 31, 2007.

The Contract Committee, chaired by Ms. DeRemer, consists of all of the Independent Trustees. If elected as Trustees by shareholders, it is expected that both Mr. Gallagher and Dr. Grenadier would serve on the Contract Committee. The responsibilities of this committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory and distribution agreements, as well as the plans of distribution and the accounting and transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Contract Committee is assisted by independent legal counsel in its deliberations. The Contract Committee met three times during the fiscal year ended March 31, 2007.

The Nominating Committee, chaired by Mr. Auch, consists of all of the Independent Trustees. If elected as Trustees by shareholders, it is expected that both Mr. Gallagher and Dr. Grenadier would serve on the Nominating Committee. This committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee does not operate under a charter. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews compensation, expenses and compliance with the Trust's retirement policy. The Nominating Committee met two times during the fiscal year ended March 31, 2007.

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee and on an aggregate basis in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2006.

TRUSTEE SHARE OWNERSHIP TABLE

NAME OF TRUSTEE OR NOMINEE	FUND	DOLLAR RANGE OF SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX
Walter E. Auch		$0	$0
Darlene DeRemer	Global Select U.S. Systematic Mid Cap Growth	$10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000
John J. Murphy	International All Cap Growth	$100,000+	$100,000+
George F. Keane		$0	$0
Horacio A. Valeiras	International Systematic Emerging Markets U.S. Systematic Mid Cap Growth	$100,000+ $100,000+ $100,000+	$100,000+
Bradford K. Gallagher		$0	$0
Steven Grenadier		$0	$0
Arthur B. Laffer		$0	$0

As of December 31, 2006 no Independent Trustee or Nominee, or his/her immediate family members owned beneficially or of record any class of securities in an Investment Adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the Investment Company Act) an Investment Adviser or principal underwriter of the Fund.

No Nominee or Trustee of the Trust has purchased or sold securities of the parent or any affiliates of the Trust's Investment Adviser since the beginning of the Trust's last full fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, has been selected as the Trust's independent accounting firm for the current year. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting or to be available to respond to appropriate questions, although they will have the opportunity to make a statement if they desire to do so.

The SEC's auditor independence rules require the Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Trust's independent registered public accountants directly to the Trust, and (b) those permissible non-audit services provided by the Trust's independent registered public accountants to the Investment Adviser and any entity "controlling," "controlled by" or "under common control with" (within the meaning of the Investment Company Act) the Investment Adviser that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

Audit Fees: The aggregate fees billed for each of the Trust's last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $289,000 for the fiscal year ended March 31, 2007 and $275,000 for the fiscal year ended March 31, 2006.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under the caption "Audit Fees" above are $5,800 for the fiscal year ended March 31, 2007 and $6,500 for the fiscal year ended March 31, 2006.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,500 for the fiscal year ended March 31, 2007 and $10,000 for the fiscal year ended March 31, 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the paragraphs above, are $0 for each year.

Pre-Approval: The Trust has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X. The policies and procedures allow for the pre approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees pursuant to the policies and procedures. 100% of the Tax Fees indicated above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. The aggregate non-audit fees billed by the Trust's accountant for services rendered to Affiliated Service Providers for each of the last two fiscal years was $0 for each year.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a limited liability company organized under the laws of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, the Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz SE, the parent of AZOA, is a publicly traded Societas Europaea (a European Public Company), which, together with its subsidiaries, comprise one of the world's largest insurance groups (the "Allianz Group"). As of December 31, 2006, Allianz Group had assets under management of approximately EUR 971 billion. Allianz SE's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th floor, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity is responsible for distributing shares of the Funds. The Distributor is a limited liability company organized under the laws of Delaware to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Holdings, LLC, the general partner of the Investment Adviser.

The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to the Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH is responsible for the custody of the Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing each Fund's net asset value per share and providing the administration services required for the daily business operations of the Trust.

ADDITIONAL INFORMATION

The expense of the proxy solicitation will be borne by the Trust. The principal solicitation method will be by mail. In order to obtain the necessary quorum at the Meeting, proxies also may be solicited via telephone or electronic communication by representatives of the Trust, the Investment Adviser, its affiliates or Broadridge Financial Solutions, a solicitation firm that may be engaged to assist in proxy solicitation. The anticipated cost of the solicitation is expected to be approximately $60,000.

To avoid sending duplicate copies of materials to households, only one copy of the Proxy Statement will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact (800) 551-8043 to request that copies of the Proxy Statement be sent personally to that shareholder.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Board or to an individual Trustee by mailing such correspondence to the attention of Nicholas-Applegate Institutional Funds, at 600 West Broadway, San Diego, CA 92101. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. To be considered for presentation at a shareholder meeting, a shareholder's proposal must be received at the offices of the Trust a reasonable time before a solicitation is made.

WHERE TO FIND ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Funds, can be obtained by calling or writing the Trust and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, or obtained electronically from the EDGAR database on the SEC's website. (www.sec.gov).

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

By Order of the Board of Trustees,

Charles H. Field Jr., Secretary

San Diego, California
July 12, 2007

APPENDIX A

As of the Record Date, the following shareholders owned more than 5% of the outstanding shares of a class of the Funds, as specified below:

Fund	% Ownership	Shares Owned	Shareholder
GLOBAL SELECT CLASS I	26.12%	1,058,325.559	NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

	15.08%	611,099.891	UNION BANK TR NOMINEE FBO SD TRANSIT CORP PENSION NACM ATTN MUTUAL FUNDS DEPT SAN DIEGO, CA 92186

	13.78%	558,584.243	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	7.30%	295,869.398	CATHOLIC CHURCH INSURANCES LIMITED 324 ST KILDA RD LEVEL 6 AUSTRALIA 010

	6.53%	264,421.002	NATIONAL NOMINEES LIMITED ACF FINANCIAL SYNERGY PTY LTD FSPMUT 271 COLLINS ST 2ND FL AUSTRALIA 010

GLOBAL SELECT CLASS II	49.93%	2,437,391.939	COGENT NOMINEES PTY LTD FBO BUSS QUEENSLAND POOLED PO BOX 902 AUSTRALIA 010

	39.78%	1,942,016.389	WAKE FOREST UNIVERSITY ATTN LOUIS R MORRELL WINSTON SALEM, NC 27109

	9.61%	468,931.708	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

INTERNATIONAL GROWTH CLASS I	53.94%	363,987.084	WELLS FARGO BANK NA FBO SCHOOL SISTERS OF NOTRE DAME PO BOX 1533 MINNEAPOLIS, MN 55485

	27.29%	184,115.981	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	11.83%	79,854.777	STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PARTNER RE 200 NEWPORT AVE N QUINCY, MA 02171

INTERNATIONAL GROWTH CLASS R	100.00%	106,553.799	MAC & CO MUTUAL FUND OPERATIONS PITTSBURGH, PA 15230

INTERNATIONAL GROWTH CLASS II	57.54%	1,348,784.292	UNIVERSITY OF BRITISH COLUMBIA 1188-1055 WEST HASTINGS CANADA, 033

	42.25%	990,349.640	UNIVERSITY OF BRITISH COLUMBIA 1188-1055 WEST HASTINGS CANADA 033

INTERNATIONAL GROWTH OPPORTUNITIES CLASS I	27.57%	527,976.023	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	19.04%	364,619.458	MITRA & CO ATTN MUTUAL FUNDS MILWAUKEE, WI 53224

	12.82%	245,501.847	NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

	6.05%	115,922.466	CAPINCO C/O FIRSTAR TRUST MILWAUKEE, WI 53201

INTERNATIONAL GROWTH OPPORTUNITIES CLASS II	29.79%	384,531.807	NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

	22.27%	287,509.551	COVENANT MINISTRIES OF BENEVOLENCE 5145 W CALIFORNIA CHICAGO, IL 60625

	17.09%	220,584.715	UNION BANK TR NOMINEE FBO MCRAE CAPITAL MANAGEMENT PO BOX 85484 SAN DIEGO, CA 92186

	16.45%	212,300.092	ELLARD & CO PO BOX 3199 NEW YORK, NY 10008

	14.40%	185,890.302	WELLS FARGO BANK NA WORLDSPAN LP NONE PO BOX 1533 MINNEAPOLIS, MN 55480

INTERNATIONAL GRWTH OPPORTUNITIES CLASS III	100.00%	81,638.425	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

INTERNATIONAL GROWTH OPPORTUNITIES CLASS IV	62.91%	762,434.994	PATTERSON & CO FBO AMERICAN EXPRESS 401K PLAN 1525 W WT HARRIS BLVD CHARLOTTE, NC 28288

	19.73%	239,102.996	PATTERSON CO OMNIBUS REINVEST REINVEST 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288

	17.34%	210,187.938	UNIVERSITY OF B C CANADA ENDOWMENT FUND 1188-1055 WEST HASTINGS CANADA 033

U.S. SYSTEMATIC LARGE CAP GROWTH CLASS I	12.71%	5,963.029	WILLIAM L RANDOL AND MARCIA B RANDOL 26 HARDING HL CHILMARK, MA 02535

	10.60%	4,974.796	SARAH I WHITTINGTON 2959 BARLEY MILL RD YORKLYN, DE 19736

	9.06%	4,251.885	CAROL A RASKIN 200 CENTRAL PARK S 31B NEW YORK, NY 10019

	6.99%	3,280.264	MIRAL KIM-E CUST FBO ADAM VALEIRAS 7650 EXCHANGE PL LA JOLLA, CA 92037

	6.72%	3,153.112	SUSAN Y SULLIVAN ROGER D SULLIVAN 17 ROCKHALL LN ROCKY POINT, NY 11778

	6.20%	2,906.858	VICTOR J RASKIN 200 CENTRAL PARK S 31B NEW YORK, NY 10019

	5.98%	2,807.412	PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303

U.S. SYSTEMATIC LARGE CAP GROWTH CLASS R	100.00%	313,135.925	MAC & CO MUTUAL FUND OPERATIONS PITTSBURGH, PA 15230

U.S. SYSTEMATIC LARGE CAP GROWTH CLASS II	95.49%	488,864.528	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

U.S. EMERGING GROWTH CLASS I	64.52%	367,696.460	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	18.52%	105,521.437	CAPINCO C/O FIRSTAR BANK EAST MILWAUKEE, WI 53201

	5.98%	34,093.783	JOHN C MCCRAW 8560 AVENIDA DE LAS ONDAS LA JOLLA, CA 92037

U.S. EMERGING GROWTH CLASS R	100.00%	258,147.293	MAC & CO MUTUAL FUND OPERATIONS PITTSBURGH, PA 15230

U.S. MICRO CAP CLASS I	42.26%	2,332,020.001	NORTHERN TRUST CO CUST LYNDE & HARRY BRADLEY FDN PO BOX 92956 CHICAGO, IL 60675

	21.53%	1,187,940.029	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	6.95%	383,741.189	MITRA & CO EXP C/O MARSHALL & ILSLEY TRUST COMPANY ATTN MUTUAL FUNDS MILWAUKEE, WI 53224

	5.90%	325,671.271	MITRA & CO FBO 9R ATTN MUTUAL FUNDS MILWAUKEE, WI 53224

	5.88%	324,330.295	NORTHERN TRUST CUST DALLAS MUSEUM OF ART PO BOX 92956 CHICAGO, IL 60675

	5.57%	307,530.820	VALLEE & CO FBO 9R STE 400-PPW-08-WM MILWAUKEE, WI 53224

U.S. MICRO CAP CLASS II	75.47%	131,628.597	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

	16.22%	28,283.353	JOHN C MCCRAW 8560 AVENIDA DE LAS ONDAS LA JOLLA, CA 92037

U.S SMALL CAP VALUE CLASS I	15.27%	435,156.238	NORTHERN CALIFORNIA TILE DEFINED BENEFIT PENSION PLAN 946129121 633 BATTERY ST STE 200 SAN FRANCISCO, CA 94111

	13.69%	390,202.589	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104

	8.63%	245,942.990	AST TRUST COMPANY FBO ASPIRUS INC 403B PLAN PO BOX 52129 PHOENIX, AZ 85072

	5.82%	165,828.899	US BANK FBO JAMES J HILL REFERENCE LIBRARY PO BOX 1787 MILWAUKEE, WI 53201

	5.40%	153,863.519	NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

	5.33%	151,902.188	AST TRUST COMPANY FBO MASON SHOE COMPANIES NONE PO BOX 52129 PHOENIX, AZ 85072

	5.19%	147,864.554	FIDELITY INVESTMENTS INSTITUTIONAL FOR OPERATIONS CO INC AGENT NONE 100 MAGELLAN WAY KW1C COVINGTON, KY 41015

U.S. SMALL CAP VALUE CLASS II	37.37%	803.718	DEANNA L MARTES 4758 MOUNT SAINT HELENS WAY SAN DIEGO, CA 92117

	18.78%	404.026	EVANGELINE R DEGUZMAN 1573 PIEDMONT ST CHULA VISTA, CA 91913

	11.86%	255.056	DEANNA L MARTES JR JAMES G MARTES JR 4758 MOUNT SAINT HELENS WAY SAN DIEGO, CA 92117

	10.58%	227.581	CARMA K WALLACE APT 209 SAN DIEGO, CA 92109

	6.28%	135.080	EVANGELINE R DEGUZMAN 1573 PIEDMONT ST CHULA VISTA, CA 91913

	6.28%	135.080	ANNE T VU AND HUNG Q VU 6905 WATERS END DR CARLSBAD, CA 92009

U.S. CONVERTIBLE CLASS I	49.75%	797,632.378	DINGLE & CO C/O COMERICA BANK DETROIT, MI 48275

	24.98%	400,469.074	STATE STREET CORPORATION CUST CITY OF ROANOKE PENSION PLAN NONE 1776 HERITAGE DR NORTH QUINCY, MA 02171

	6.64%	106,386.483	EX-STUDENTS ASSOCIATION OF THE UNIVERSITY OF TEXAS PO BOX 7278 AUSTIN, TX 78713

	5.82%	93,319.757	SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA 19456

U.S. CONVERTIBLE CLASS II	100.00%	323,547.783	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

U.S. CONVERTIBLE CLASS IV	99.76%	3,971,073.693	STATE OF WYOMING ATTN JOSEPH B MEYER CHEYENNE, WY 82002

U.S. HIGH YIELD BOND CLASS I	27.95%	1,774,787.830	NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281

	18.74%	1,190,092.643	FIDELITY INVESTMENTS INSTITUTIONAL FOR OPERATIONS CO INC AGENT NONE 100 MAGELLAN WAY KW1C COVINGTON, KY 41015

	16.20%	1,028,860.143	KEY BANK VIAHEALTH RET DOM TRST PO BOX 94871 CLEVELAND, OH 44101

	11.10%	704,947.514	CITY NATIONAL BANK FBO WILLIAM CONNOLLY LLP 555 S FLOWER ST 10TH FL ARCO STATION, CA 90071

U.S. HIGH YIELD BOND CLASS II	99.14%	2,792,619.232	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N SAINT PAUL, MN 55101

U.S. SYSTEMATIC MID CAP GROWTH CLASS I	89.86%	217,518.672	ALLIANZ DRESDNER ASSET MANAGEMENT VINH T NGUYEN NEWPORT BEACH, CA 92660

U.S. SYSTEMATIC MID CAP GROWTH CLASS II	23.56%	384,870.279	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

	18.24%	297,908.467	STATE STREET CORP AS CUSTODIAN FOR PACIFIC LIFE CHARITABLE FOUNDATION NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	17.52%	286,202.373	STATE STREET CORP AS CUSTODIAN FOR CALIFORNIA RACE TRACK ASSOCIATION NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	8.27%	135,110.427	STATE STREET CORP AS CUSTODIAN FOR RALPH STERN & SUZANNE STERN OF THE R & S NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	7.83%	127,926.359	STATE STREET CORPAS CUSTODIAN FOR RALPH STERN & SUZANNE STERN NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	5.97%	97,563.534	STATE STREET BANK & TRUST CO FBO CITY OF ALPHARETTA DEFINED BENEFIT NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

INTERNATIONAL SYSTEMATIC CLASS I	62.11%	180,544.155	JOSEPH L & EMILY K GIDWITZ MEMORIAL FOUNDATION 200 S WACKER DR STE 4000 CHICAGO, IL 60606

	31.91%	92,747.630	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98660

INTERNATIONAL SYSTEMATIC CLASS II	21.57%	200,427.875	STATE STREET CORP AS CUSTODIAN FOR PACIFIC LIFE CHARITABLE FOUNDATION NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	20.69%	192,274.282	STATE STREET CORPAS CUSTODIAN FOR RALPH STERN & SUZANNE STERN NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	20.67%	192,072.644	STATE STREET CORP AS CUSTODIAN FOR CALIFORNIA RACE TRACK ASSOCIATION NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	19.53%	181,461.541	STATE STREET CORP AS CUSTODIAN FOR RALPH STERN & SUZANNE STERN OF THE R & S NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	7.59%	70,501.004	STATE STREET BANK & TRUST CO FBO CITY OF ALPHARETTA DEFINED BENEFIT NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

	5.18%	48,097.946	STATE STREET CORP AS CUSTODIAN FOR IAN & HELEN SMITH REVOCABLE TRUST NONE 801 PENNSYLVANIA KANSAS CITY, MO 64105

INTERNATIONAL SYSTEMATIC CLASS III	99.36%	3,389,172.777	BRIDGESTONE/FIRESTONE MSTR RETIRE TRUST U/A DTD 6/6/96 NASHVILLE, TN 37214

INTERNATIONAL ALL CAP GROWTH CLASS I	42.77%	706,631.498	COVENANT MINISTRIES OF BENEVOLENCE ATTN PHIL MELCHERT CHICAGO, IL 60625

	38.03%	628,376.759	EVANGELICAL COVENANT CHURCH RET PLAN TRSTE COVENANT MINISTRIES OF BENEVOLENCE TRSTE ATTN PHIL MELCHERT CHICAGO, IL 60625

	13.44%	222,155.387	ENVIRONMENT NOW 450 NEWPORT CENTER DR STE 450 NEWPORT BEACH, CA 92660

EMERGING MARKETS CLASS I	74.58%	30,924.692	JOHN F THOMPSON 4905 34TH ST S 205 ST PETERSBURG, FL 33711

	13.58%	5,629.066	MIRAL KIM-E CUST FBO ADAM VALEIRAS 7650 EXCHANGE PL LA JOLLA, CA 92037

EMERGING MARKETS CLASS II	97.75%	2,992,602.048	METROPOLITAN EMPLOYEE BENEFIT SYSTEM 222 3RD AVE N STE 110 NASHVILLE, TN 37201

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PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

3 EASY WAYS TO MAKE YOUR ELECTION

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
• Read the Proxy Statement and have this card at hand	• Read the Proxy Statement and have this card at hand	• Read the Proxy Statement and have this card at hand
• Call toll-free 1-888-221-0697	• Log on to www.proxyweb.com	• Check the appropriate boxes on reverse
• Follow the recorded instructions	• Follow the on-screen instructions	• Sign and date proxy card
• Return promptly in the enclosed envelope.

Voting is available 24 hours a day, 7 days a week.

Do NOT return the proxy card if you have voted by telephone or Internet.

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - August 13, 2007

The undersigned hereby appoints Deborah A. Wussow and Charles H. Field, Jr. and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 13, 2007 at 8:00 a.m. San Diego time, at 600 West Broadway, 30th Floor, San Diego, CA 92101, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

Dated:	, 2007

Signature(s) (if held jointly)	(Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign inthe partnership name.

Nicholas Applegate - gv

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR all nominees.

1.	Election of Trustees		FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT*
	(01)	BRADFORD K. GALLAGHER
	(02)	DR. STEVEN GRENADIER
	(03)	DR. ARTHUR B. LAFFER	0	0	0

*To withhold authority to vote, mark “For All Except” and write the nominee’s name on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Nicholas Applegate - gv